Exhibit 10.1


                            DEBT CONVERSION AGREEMENT


     This Debt Conversion Agreement (the "Agreement") dated November 2, 2006, is by and between, XA, Inc., a Nevada corporation (the "Company") and David M. Loev, Attorney at Law, an individual (the "Creditor").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Company owes various amounts exceeding $15,000 to the Creditor in consideration for legal services rendered to the Company (the "Outstanding Debt");

     WHEREAS, the Company desires to convert $15,000 of the Outstanding Debt into (a) shares of newly issued restricted common stock of the Company, $0.001 par value per share at a rate of one (1) share of Common Stock for every $0.20 of outstanding debt (the "Common Stock" and the "Conversion Rate"); and (b) grant warrants to purchase 75,000 shares of the Company's common stock at an exercise price of $0.30 per share;

     WHEREAS, the Creditor agrees to convert the Outstanding Debt into Common Stock at the Conversion Rate;

     WHEREAS, the Company and the Creditor desire to set forth in writing the terms and conditions of their agreement and understanding concerning conversion of the Outstanding Debt; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

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1.   Consideration.  In  consideration and in satisfaction of the forgiveness of
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     $15,000 of the Outstanding Debt owed to the Creditor, the Company agrees to issue the Creditor (a) an aggregate of 75,000 shares of Common Stock (one share for every $0.20 of Outstanding Debt converted into shares of common stock)(the "Shares"); and (b) grant warrants to purchase 75,000 shares of the Company's common stock at an exercise price of $0.30 per share (the "Warrant").


2.   Form S-8  Registration.  The  Company agrees to register the Shares and the
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     shares  of  common stock which the Warrant is exercisable for (the "Warrant
     Shares") with the Securities and Exchange Commission (the "Commission") on a Form S-8 Registration Statement within sixty (60) days of the date of this Agreement first written above (collectively the "Registration").



3.   Full Satisfaction.  Creditor  agrees  that  it  is accepting the Shares and
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     Warrants in full satisfaction of $15,000 of Outstanding Debt which is being converted  into  Common Stock and that as such Creditor will no longer have

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     any  rights  of  repayment  against  the  Company  as to the $15,000 of the
     Outstanding Debt which is being converted into Shares and Warrants pursuant to this Agreement, at such time as the Shares and Warrant have been issued to Creditor and such Shares and Warrant Shares have been registered with the Commission pursuant to Section 2 above.

4.   Mutual  Representations,  Covenants  and  Warranties.
     ----------------------------------------------------

     (a) The parties have all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The parties have duly and validly executed and delivered this Agreement and will, on or prior to the consummation of the transactions contemplated herein, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement by the parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the parties enforceable against each party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

     (b) The execution and delivery by the parties of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach or violation of any provision contained in the Articles of Incorporation or Bylaws, or such other document(s) regarding organization and/or management of the parties, if applicable; or (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which either the Company or the Creditor is a party or by which either the Company or the Creditor is bound or affected.

5.   Tradability  of Shares. The Shares and Warrants of the Company to be issued
     ----------------------
     to the Creditor have not been registered under the 1933 Act, nor registered under any state securities law, and will be "restricted securities" as that term is defined in Rule 144 under the 1933 Act, until such time as the Registration provided by Section 2 herein has been affected. Until such time as the Registration is effective with the Commission, the securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to the Creditor will bear an appropriate restrictive legend to this effect until such time as the Registration has been affected.

6.   Ownership  Limitation.  The  Creditor  agrees  that  it  will  at  no  time
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     beneficially  own  more  than  9.99%  of  the  Company's  common  stock  as

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     determined  under  Rule  13d-3  of  the Securities Exchange Act of 1934, as
     amended (the "Exchange Act"), and that it will not exercise any shares under the Warrant if such exercise would cause him to own more than 9.99% of the Company's then outstanding common stock; provided however, that Creditor shall be able to hold greater than 9.99% of the Company's common stock if the Creditor provides the Company at least Sixty-One (61) days prior written notice of such intent to hold more than 9.99% of the Company's then outstanding common stock.

7.   Miscellaneous.
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     (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of this
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          Agreement  shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     (b)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
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          with  and  governed  by  the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

     (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
          --------------------------------------------
          constitutes the entire agreement of the parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

     (d)  Section  Headings.  Section  headings  are  for  convenience  only and
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          shall  not  define  or  limit  the  provisions  of  this  Agreement.

     (e)  Effect  of  Facsimile  and  Photocopied  Signatures.  This  Agreement
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          may be executed in several counterparts, each of which is an original.
          It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day  and  year  first  written  above.


                    XA,  INC.
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                    /s/  Joseph  Wagner
                    --------------------------------
                    Joseph  Wagner,
                    Chief  Executive  Officer




                    "CREDITOR"
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                    /s/  David  M.  Loev
                    ----------------------------------
                    David  M.  Loev,  Attorney  at  Law

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